Exhibit 99.2

CITIGROUP FINANCIAL SUMMARY

(In millions of dollars, except per share amounts and as otherwise noted)

	2Q	3Q	4Q	1Q	2Q	2Q22 Increase/ (Decrease) from		Six Months	Six Months	YTD 2022 vs. YTD 2021 Increase/
	2021	2021	2021	2022	2022	1Q22	2Q21	2021	2022	(Decrease)
Total revenues, net of interest expense(1)(2)	$17,753	$17,447	$17,017	$19,186	$19,638	2%	11%	$37,420	$38,824	4%
Total operating expenses(1)(3)	11,471	11,777	13,532	13,165	12,393	(6%)	8%	22,884	25,558	12%
Net credit losses (NCLs)	1,320	961	866	872	850	(3%)	(36%)	3,068	1,722	(44%)
Credit reserve build / (release) for loans	(2,446)	(1,149)	(1,176)	(612)	534	NM	NM	(5,673)	(78)	99%
Provision / (release) for unfunded lending commitments	44	(13)	(193)	474	(159)	NM	NM	(582)	315	NM
Provisions for benefits and claims, HTM debt securities and other assets	16	9	38	21	49	NM	NM	66	70	6%
Provisions for credit losses and for benefits and claims	(1,066)	(192)	(465)	755	1,274	69%	NM	(3,121)	2,029	NM
Income from continuing operations before income taxes	7,348	5,862	3,950	5,266	5,971	13%	(19%)	17,657	11,237	(36%)
Income taxes(4)	1,155	1,193	771	941	1,182	26%	2%	3,487	2,123	(39%)
Income from continuing operations	6,193	4,669	3,179	4,325	4,789	11%	(23%)	14,170	9,114	(36%)
Income (loss) from discontinued operations, net of taxes(5)	10	(1)	-	(2)	(221)	NM	NM	8	(223)	NM
Net income before noncontrolling interests	6,203	4,668	3,179	4,323	4,568	6%	(26%)	14,178	8,891	(37%)
Net income (loss) attributable to noncontrolling interests	10	24	6	17	21	24%	NM	43	38	(12%)
Citigroup's net income	$6,193	$4,644	$3,173	$4,306	$4,547	6%	(27%)	$14,135	$8,853	(37%)

Diluted earnings per share:
Income from continuing operations	$2.84	$2.15	$1.46	$2.02	$2.30	14%	(19%)	$6.47	$4.32	(33%)
Citigroup's net income	$2.85	$2.15	$1.46	$2.02	$2.19	8%	(23%)	$6.47	$4.20	(35%)

Preferred dividends	$253	$266	$229	$279	$238	(15%)	(6%)	$545	$517	(5%)

Income allocated to unrestricted common shareholders - basic
Income from continuing operations	$5,889	$4,353	$2,924	$4,004	$4,495	12%	(24%)	$13,474	$8,499	(37%)
Citigroup's net income	$5,899	$4,352	$2,924	$4,002	4,274	7%	(28%)	$13,482	$8,276	(39%)

Income allocated to unrestricted common shareholders - diluted
Income from continuing operations	$5,897	$4,361	$2,932	$4,012	$4,506	12%	(24%)	$13,490	$8,518	(37%)
Citigroup's net income	$5,907	$4,360	$2,932	$4,010	$4,285	7%	(27%)	$13,498	$8,295	(39%)

Shares (in millions):
Average basic	2,056.5	2,009.3	1,984.3	1,971.7	1,941.5	(2%)	(6%)	2,069.3	1,956.6	(5%)
Average diluted	2,073.0	2,026.2	2,001.6	1,988.2	1,958.1	(2%)	(6%)	2,084.8	1,973.2	(5%)
Common shares outstanding, at period end	2,026.8	1,984.3	1,984.4	1,941.9	1,936.7	-	(4%)

Regulatory capital ratios and performance metrics:
Common Equity Tier 1 (CET1) Capital ratio(6)(7)(8)	11.77%	11.65%	12.25%	11.38%	11.9%
Tier 1 Capital ratio(6)(7)(8)	13.28%	13.15%	13.91%	12.98%	13.5%
Total Capital ratio(6)(7)(8)	15.58%	15.37%	16.04%	14.84%	15.1%
Supplementary Leverage ratio (SLR)(6)(8)(9)	5.84%	5.80%	5.73%	5.58%	5.6%
Return on average assets	1.06%	0.79%	0.53%	0.74%	0.77%			1.22%	0.75%
Return on average common equity	13.0%	9.5%	6.4%	9.0%	9.7%			15.1%	9.3%
Average tangible common equity (TCE) (in billions of dollars)	$156.9	$157.4	$157.0	$155.3	$154.4	(1%)	(2%)	$155.8	$155.3	-
Return on average tangible common equity (RoTCE)	15.2%	11.0%	7.4%	10.5%	11.2%			17.6%	10.8%
Efficiency ratio (total operating expenses/total revenues, net)	64.6%	67.5%	79.5%	68.6%	63.1%	-550 bps	-150 bps	61.2%	65.8%	460 bps

Balance sheet data (in billions of dollars, except per share amounts):
Total assets	$2,327.9	$2,361.9	$2,291.4	$2,394.1	$2,380.9	(1%)	2%
Total average assets	2,341.8	2,346.0	2,386.2	2,374.0	2,380.1	-	2%	2,329.3	2,377.1	2%
Total loans	676.8	664.8	667.8	659.7	657.3	-	(3%)
Total deposits	1,310.3	1,347.5	1,317.2	1,333.7	1,321.8	(1%)	1%
Citigroup's stockholders' equity	202.2	200.9	202.0	197.7	199.0	1%	(2%)
Book value per share	90.86	92.16	92.21	92.03	92.95	1%	2%
Tangible book value per share	77.87	79.07	79.16	79.03	80.25	2%	3%

Direct staff (in thousands)	214	220	223	228	231	1%	8%

(1)

During the fourth quarter of 2021, Citi reclassified deposit insurance expenses from Interest expense to Other operating expenses for all periods presented. For additional information, see Note 1 to the Consolidated Financial Statements in Citi's 2021 Annual Report on Form 10-K.

(2)	The third quarter of 2021 includes an approximate $680 million loss on sale (an approximate $580 million after-tax), related to Citi's agreement to sell its Australia consumer banking business.
(3)

The fourth quarter of 2021 includes approximately $1.052 billion in expenses (approximately $792 million after-tax), primarily related to charges incurred from the voluntary early retirement plan (VERP) in connection with the wind-down of Citi's consumer banking business in Korea.

(4)	2021 includes an approximate $600 million benefit from a reduction in Citi’s valuation allowance related to its Deferred Tax Assets (DTAs).
(5)

2Q22 discontinued operations reflects the release of a currency translation adjustment (CTA) loss (net of hedges) recorded in Accumulated Other Comprehensive Income (AOCI) related to the substantial liquidation of a legal entity (with a non-U.S. dollar functional currency), that had previously divested a legacy business.

(6)	2Q22 is preliminary.
(7)

For all periods presented, Citi's reportable CET1 Capital and Tier 1 Capital ratios were derived under the Basel III Standardized Approach framework, whereas Citi's reportable Total Capital ratios were derived under the Basel III Advanced Approaches framework. These reportable ratios reflect the more binding ratios under both the Standardized Approach and the Advanced Approaches under the Collins Amendment. For the composition of Citi's CET1 Capital and ratio, see page 18.

(8)

Citi's regulatory capital ratios reflect certain deferrals based on the modified regulatory capital transition provision related to the Current Expected Credit Losses (CECL) standard. For additional information, see "Capital Resources" in Citi's 2021 Annual Report on Form 10-K.

(9)	For the composition of Citi's SLR, see page 18.

Note: Ratios and variance percentages are calculated based on the displayed amounts.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

CITIGROUP CONSOLIDATED STATEMENT OF INCOME

(In millions of dollars)

	2Q	3Q	4Q	1Q	2Q	2Q22 Increase/ (Decrease) from		Six Months	Six Months	YTD 2022 vs. YTD 2021 Increase/
	2021	2021	2021	2022	2022	1Q22	2Q21	2021	2022	(Decrease)

Revenues
Interest revenue	$12,463	$12,650	$12,828	$13,151	$15,630	19%	25%	$24,997	$28,781	15%
Interest expense(1)	1,985	1,959	2,009	2,280	3,666	61%	85%	4,013	5,946	48%
Net interest income (NII)	10,478	10,691	10,819	10,871	11,964	10%	14%	20,984	22,835	9%

Commissions and fees	3,374	3,399	3,229	2,568	2,452	(5%)	(27%)	7,044	5,020	(29%)
Principal transactions	2,304	2,233	1,704	4,590	4,525	(1%)	96%	6,217	9,115	47%
Administrative and other fiduciary fees	1,022	1,007	953	966	1,023	6%	-	1,983	1,989	-
Realized gains (losses) on investments	137	117	10	80	(58)	NM	NM	538	22	(96%)
Impairment losses on investments and other assets	(13)	(30)	(94)	(90)	(96)	(7%)	NM	(82)	(186)	NM
Provision for credit losses on AFS debt securities(2)	-	(1)	(2)	-	2	NM	NM	-	2	NM
Other revenue (loss)	451	31	398	201	(174)	NM	NM	736	27	(96%)
Total non-interest revenues (NIR)	7,275	6,756	6,198	8,315	7,674	(8%)	5%	16,436	15,989	(3%)
Total revenues, net of interest expense	17,753	17,447	17,017	19,186	19,638	2%	11%	37,420	38,824	4%

Provisions for credit losses and for benefits and claims
Net credit losses	1,320	961	866	872	850	(3%)	(36%)	3,068	1,722	(44%)
Credit reserve build / (release) for loans	(2,446)	(1,149)	(1,176)	(612)	534	NM	NM	(5,673)	(78)	99%
Provision for credit losses on loans	(1,126)	(188)	(310)	260	1,384	NM	NM	(2,605)	1,644	NM
Provision for credit losses on held-to-maturity (HTM) debt securities	4	(10)	14	(2)	20	NM	NM	(7)	18	NM
Provision for credit losses on other assets	(3)	(3)	(3)	(4)	7	NM	NM	6	3	(50%)
Policyholder benefits and claims	15	22	27	27	22	(19%)	47%	67	49	(27%)
Provision for credit losses on unfunded lending commitments	44	(13)	(193)	474	(159)	NM	NM	(582)	315	NM
Total provisions for credit losses and for benefits and claims(3)	(1,066)	(192)	(465)	755	1,274	69%	NM	(3,121)	2,029	NM

Operating expenses
Compensation and benefits	5,982	6,058	7,093	6,820	6,472	(5%)	8%	11,983	13,292	11%
Premises and equipment	558	560	620	543	619	14%	11%	1,134	1,162	2%
Technology / communication	1,895	1,997	2,084	2,016	2,068	3%	9%	3,747	4,084	9%
Advertising and marketing	340	402	478	311	414	33%	22%	610	725	19%
Other operating(1)	2,696	2,760	3,257	3,475	2,820	(19%)	5%	5,410	6,295	16%
Total operating expenses	11,471	11,777	13,532	13,165	12,393	(6%)	8%	22,884	25,558	12%

Income from continuing operations before income taxes	7,348	5,862	3,950	5,266	5,971	13%	(19%)	17,657	11,237	(36%)
Provision for income taxes (4)	1,155	1,193	771	941	1,182	26%	2%	3,487	2,123	(39%)

Income (loss) from continuing operations	6,193	4,669	3,179	4,325	4,789	11%	(23%)	14,170	9,114	(36%)
Discontinued operations(5)
Income (loss) from discontinued operations	10	(1)	-	(2)	(262)	NM	NM	8	(264)	NM
Provision (benefit) for income taxes	-	-	-	-	(41)	NM	NM	-	(41)	NM
Income (loss) from discontinued operations, net of taxes	10	(1)	-	(2)	(221)	NM	NM	8	(223)	NM

Net income before noncontrolling interests	6,203	4,668	3,179	4,323	4,568	6%	(26%)	14,178	8,891	(37%)
Net income (loss) attributable to noncontrolling interests	10	24	6	17	21	24%	NM	43	38	(12%)

Citigroup's net income	$6,193	$4,644	$3,173	$4,306	$4,547	6%	(27%)	$14,135	$8,853	(37%)

(1)	See footnote 1 on page 1.
(2)	This presentation is in accordance with ASC 326, which requires the provision for credit losses on AFS securities to be included in revenue.
(3)	This total excludes the provision for credit losses on AFS securities, which is disclosed separately above.
(4)	See footnote 4 on page 1.
(5)	See footnote 5 on page 1.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

CITIGROUP CONSOLIDATED BALANCE SHEET

(In millions of dollars)

						2Q22 Increase/
	June 30,	September 30,	December 31,	March 31,	June 30,	(Decrease) from
	2021	2021	2021	2022	2022(1)	1Q22	2Q21
Assets
Cash and due from banks (including segregated cash and other deposits)	$27,117	$28,906	$27,515	$27,768	$24,902	(10%)	(8%)
Deposits with banks, net of allowance	272,121	294,902	234,518	244,319	259,128	6%	(5%)
Securities borrowed and purchased under agreements to resell, net of allowance	309,047	337,696	327,288	345,410	361,334	5%	17%
Brokerage receivables, net of allowance	61,138	59,487	54,340	89,218	80,486	(10%)	32%
Trading account assets	370,950	342,914	331,945	357,997	340,875	(5%)	(8%)
Investments
Available-for-sale debt securities, net of allowance	302,977	295,573	288,522	264,774	238,499	(10%)	(21%)
Held-to-maturity debt securities, net of allowance	176,742	198,056	216,963	242,547	267,592	10%	51%
Equity securities	7,344	7,220	7,337	7,281	7,787	7%	6%
Total investments	487,063	500,849	512,822	514,602	513,878	-	6%
Loans, net of unearned income
Consumer(2)	380,804	369,292	376,534	350,328	355,605	2%	(7%)
Corporate(3)	296,030	295,472	291,233	309,341	301,728	(2%)	2%
Loans, net of unearned income	676,834	664,764	667,767	659,669	657,333	-	(3%)
Allowance for credit losses on loans (ACLL)	(19,238)	(17,715)	(16,455)	(15,393)	(15,952)	(4%)	17%
Total loans, net	657,596	647,049	651,312	644,276	641,381	-	(2%)
Goodwill	22,060	21,573	21,299	19,865	19,597	(1%)	(11%)
Intangible assets (including MSRs)	4,687	4,553	4,495	4,522	4,526	-	(3%)
Other assets, net of allowance	116,089	123,947	125,879	146,128	134,797	(8%)	16%
Total assets	$2,327,868	$2,361,876	$2,291,413	$2,394,105	$2,380,904	(1%)	2%

Liabilities
Non-interest-bearing deposits in U.S. offices	$149,373	$145,103	$158,552	$153,666	$147,214	(4%)	(1%)
Interest-bearing deposits in U.S. offices	485,589	567,902	543,283	557,327	565,785	2%	17%
Total U.S. deposits	634,962	713,005	701,835	710,993	712,999	-	12%
Non-interest-bearing deposits in offices outside the U.S.	101,723	94,016	97,270	98,579	100,266	2%	(1%)
Interest-bearing deposits in offices outside the U.S.	573,596	540,507	518,125	524,139	508,583	(3%)	(11%)
Total international deposits	675,319	634,523	615,395	622,718	608,849	(2%)	(10%)

Total deposits	1,310,281	1,347,528	1,317,230	1,333,711	1,321,848	(1%)	1%
Securities loaned and sold under agreements to resell	221,817	209,184	191,285	204,494	198,472	(3%)	(11%)
Brokerage payables	59,416	60,501	61,430	91,324	96,474	6%	62%
Trading account liabilities	174,706	179,286	161,529	188,059	180,453	(4%)	3%
Short-term borrowings	31,462	29,683	27,973	30,144	40,054	33%	27%
Long-term debt	264,575	258,274	254,374	253,954	257,425	1%	(3%)
Other liabilities(4)	62,701	75,810	74,920	94,066	86,552	(8%)	38%
Total liabilities	$2,124,958	$2,160,266	$2,088,741	$2,195,752	$2,181,278	(1%)	3%

Equity
Stockholders' equity
Preferred stock	$17,995	$17,995	$18,995	$18,995	$18,995	-	6%
Common stock	31	31	31	31	31	-	-
Additional paid-in capital	107,820	107,922	108,003	108,050	108,210	-	-
Retained earnings	179,686	183,024	184,948	187,962	191,261	2%	6%
Treasury stock, at cost	(68,253)	(71,246)	(71,240)	(73,744)	(73,988)	-	(8%)
Accumulated other comprehensive income (loss) (AOCI)(5)	(35,120)	(36,851)	(38,765)	(43,585)	(45,495)	(4%)	(30%)
Total common equity	$184,164	$182,880	$182,977	$178,714	$180,019	1%	(2%)

Total Citigroup stockholders' equity	$202,159	$200,875	$201,972	$197,709	$199,014	1%	(2%)
Noncontrolling interests	751	735	700	644	612	(5%)	(19%)
Total equity	202,910	201,610	202,672	198,353	199,626	1%	(2%)
Total liabilities and equity	$2,327,868	$2,361,876	$2,291,413	$2,394,105	$2,380,904	(1%)	2%

(1)	Preliminary.
(2)	Consumer loans include loans managed by PBWM and Legacy Franchises (other than Mexico Small Business & Middle-Market Banking (Mexico SBMM) loans).
(3)	Corporate loans include loans managed by ICG and Legacy Franchises-Mexico SBMM.
(4)	Includes allowance for credit losses for unfunded lending commitments. See page 15.
(5)	As discussed in footnote 2 on page 1, Citi's third quarter of 2021 results include an approximate $680 million loss on sale (an approximate $580 million after-tax), related to Citi’s agreement to sell its Australia consumer banking business. The loss primarily reflects the impact of an approximate $625 million ($475 million (after-tax)) currency translation adjustment (CTA) loss (net of hedges) at September 30, 2021, December 31, 2021 and March 31, 2022, already reflected in the Accumulated Other Comprehensive Income (AOCI) component of equity. The sale closed during the second quarter of 2022, and the CTA balance was removed from the AOCI component of equity as of the end of the second quarter of 2022, resulting in a neutral impact from CTA to Citi’s Common Equity Tier 1 Capital.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

OPERATING SEGMENT AND REPORTING UNIT DETAILS

(In millions of dollars)

						2Q22 Increase/		Six	Six	YTD 2022 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2021 Increase/
	2021	2021	2021	2022	2022	1Q22	2Q21	2021	2022	(Decrease)
Net revenues
Institutional Clients Group	$9,549	$9,991	$8,908	$11,160	$11,419	2%	20%	$20,937	$22,579	8%
Personal Banking and Wealth Management	5,698	5,852	5,785	5,905	6,029	2%	6%	11,690	11,934	2%
Legacy Franchises	2,279	1,536	2,193	1,931	1,935	-	(15%)	4,522	3,866	(15%)
Corporate/Other	227	68	131	190	255	34%	12%	271	445	64%
Total net revenues	$17,753	$17,447	$17,017	$19,186	$19,638	2%	11%	$37,420	$38,824	4%

Income from continuing operations
Institutional Clients Group	$3,433	$3,115	$2,330	$2,658	$3,978	50%	16%	$8,863	$6,636	(25%)
Personal Banking and Wealth Management	1,805	1,896	1,613	1,860	553	(70%)	(69%)	4,225	2,413	(43%)
Legacy Franchises	492	(201)	(620)	(385)	(15)	96%	NM	812	(400)	NM
Corporate/Other	463	(141)	(144)	192	273	42%	(41%)	270	465	72%
Income from continuing operations	$6,193	$4,669	$3,179	$4,325	$4,789	11%	(23%)	$14,170	$9,114	(36%)

Discontinued operations	10	(1)	-	(2)	(221)	NM	NM	8	(223)	NM

Net income attributable to noncontrolling interests	10	24	6	17	21	24%	NM	43	38	(12%)

Net income	$6,193	$4,644	$3,173	$4,306	$4,547	6%	(27%)	$14,135	$8,853	(37%)

NM Not meaningful.

Reclassified to conform to the current period's presentation.

INSTITUTIONAL CLIENTS GROUP

(In millions of dollars, except as otherwise noted)

	2Q	3Q	4Q	1Q	2Q	2Q22 Increase/ (Decrease) from				Six Months	Six Months	YTD 2022 vs. YTD 2021 Increase/
	2021	2021	2021	2022	2022	1Q22		2Q21		2021	2022	(Decrease)
Commissions and fees	$1,071	$1,055	$1,064	$1,130	$1,125	-		5%		2,181	2,255	3%
Administration and other fiduciary fees	698	676	662	672	732	9%		5%		1,355	1,404	4%
Investment banking	1,568	1,685	1,669	1,039	990	(5%)		(37%)		3,355	2,029	(40%)
Principal transactions	2,135	2,229	1,654	4,442	4,358	(2%)		NM		5,880	8,800	50%
Other	317	608	91	93	(306)	NM		NM		673	(213)	NM
Total non-interest revenue	5,789	6,253	5,140	7,376	6,899	(6%)		19%		13,444	14,275	6%
Net interest income (including dividends)	3,760	3,738	3,768	3,784	4,520	19%		20%		7,493	8,304	11%
Total revenues, net of interest expense	9,549	9,991	8,908	11,160	11,419	2%		20%		20,937	22,579	8%
Total operating expenses	5,829	5,963	6,225	6,723	6,434	(4%)		10%		11,761	13,157	12%
Net credit losses on loans	68	31	82	30	18	(40%)		(74%)		243	48	(80%)
Credit reserve build / (release) for loans	(812)	14	(192)	596	(76)	NM		91%		(1,915)	520	NM
Provision for credit losses on unfunded lending commitments	47	(13)	(181)	352	(169)	NM		NM		(559)	183	NM
Provisions for credit losses for HTM debt securities and other assets	3	(8)	10	(7)	25	NM		NM		(2)	18	NM
Provision for credit losses	(694)	24	(281)	971	(202)	NM		71%		(2,233)	769	NM
Income from continuing operations before taxes	4,414	4,004	2,964	3,466	5,187	50%		18%		11,409	8,653	(24%)
Income taxes	981	889	634	808	1,209	50%		23%		2,546	2,017	(21%)
Income from continuing operations	3,433	3,115	2,330	2,658	3,978	50%		16%		8,863	6,636	(25%)
Noncontrolling interests	12	24	10	18	17	(6%)		42%		49	35	(29%)
Net income	$3,421	$3,091	$2,320	$2,640	$3,961	50%		16%		$8,814	$6,601	(25%)
EOP assets (in billions)	$1,654	$1,670	$1,613	$1,704	$1,700	-		3%
Average assets (in billions)	1,667	1,660	1,698	1,685	1,698	1%		2%		1,658	1,692	2%
Efficiency ratio	61%	60%	70%	60%	56%	(400)	bps	(500)	bps	56%	58%	200 bps

Revenue by reporting unit
Services	$3,140	$3,141	$3,258	$3,448	$4,023	17%		28%		$6,140	$7,471	22%
Markets	4,255	4,387	3,343	5,826	5,320	(9%)		25%		10,188	11,146	9%
Banking	2,154	2,463	2,307	1,886	2,076	10%		(4%)		4,609	3,962	(14%)
Total revenues, net of interest expense	$9,549	$9,991	$8,908	$11,160	$11,419	2%		20%		$20,937	$22,579	8%

Revenue by region
North America	$3,279	$3,727	$3,278	$3,722	$4,410	18%		34%		$7,754	$8,132	5%
EMEA	3,127	2,981	2,705	4,030	3,566	(12%)		14%		6,729	7,596	13%
Latin America	1,035	1,129	1,113	1,141	1,266	11%		22%		2,035	2,407	18%
Asia	2,108	2,154	1,812	2,267	2,177	(4%)		3%		4,419	4,444	1%
Total revenues, net of interest expense	$9,549	$9,991	$8,908	$11,160	$11,419	2%		20%		$20,937	$22,579	8%

Income (loss) from continuing operations by region
North America	$1,074	$718	$768	$589	$1,501	NM		40%		$3,603	$2,090	(42%)
EMEA	1,101	990	672	928	1,172	26%		6%		2,541	2,100	(17%)
Latin America	507	580	473	359	544	52%		7%		1,007	903	(10%)
Asia	751	827	417	782	761	(3%)		1%		1,712	1,543	(10%)
Income from continuing operations	$3,433	$3,115	$2,330	$2,658	$3,978	50%		16%		$8,863	$6,636	(25%)

Average loans by reporting unit (in billions)
Services	$74	$76	$77	$81	$85	5%		15%		$72	$82	14%
Banking	197	196	195	194	199	3%		1%		197	197	-
Markets	16	17	17	14	13	(7%)		(19%)		15	14	(7%)
Total	$287	$289	$289	$289	$297	3%		3%		$284	$293	3%

Average deposits by reporting unit (in billions)
Treasury and trade solutions (TTS)	$652	$668	$684	$664	$665	-		2%		$652	$664	2%
Securities services	137	135	140	135	137	1%		-		133	136	2%
Services	789	803	824	799	802	-		2%		785	800	2%
Markets	29	28	28	27	28	4%		(3%)		29	28	(3%)
Total	$818	$831	$852	$826	$830	-		1%		$814	$828	2%

Services Key Drivers (in billions of dollars, except as otherwise noted)
AUC/AUA (in trillions of dollars)	$22.7	$22.6	$23.7	$23.0	$21.2	(8%)		(7%)
Cross border transaction value	$67.8	$69.0	$78.2	$75.6	$79.3	5%		17%		$132.3	$154.9	17%
U.S.-dollar clearing volume (in millions)	36.0	37.0	37.8	36.1	36.7	2%		2%		71.4	72.8	2%
Commercial card spend volume	$9.3	$10.5	$11.4	$11.4	$15.0	32%		61%		$16.7	$26.4	58%

NM Not meaningful.

Reclassified to conform to the current period's presentation.

INSTITUTIONAL CLIENTS GROUP

REPORTING UNIT REVENUES

(In millions of dollars, except as otherwise noted)

						2Q22 Increase/		Six	Six	YTD 2022 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2021 Increase/
	2021	2021	2021	2022	2022	1Q22	2Q21	2021	2022	(Decrease)
Services
Net interest income	$1,640	$1,613	$1,682	$1,907	$2,327	22%	42%	$3,257	$4,234	30%
Non-interest revenue	1,500	1,528	1,576	1,541	1,696	10%	13%	2,883	3,237	12%
Total Services revenues	$3,140	$3,141	$3,258	$3,448	$4,023	17%	28%	$6,140	$7,471	22%

Net interest income	$1,427	$1,389	$1,444	$1,659	$2,026	22%	42%	$2,832	$3,685	30%
Non-interest revenue	858	908	960	931	1,003	8%	17%	1,641	1,934	18%
Treasury and trade solutions	$2,285	$2,297	$2,404	$2,590	$3,029	17%	33%	$4,473	$5,619	26%

Net interest income	$213	$224	$238	$248	$301	21%	41%	$425	$549	29%
Non-interest revenue	642	620	616	610	693	14%	8%	1,242	1,303	5%
Securities services	$855	$844	$854	$858	$994	16%	16%	$1,667	$1,852	11%

Markets
Net interest income	$1,379	$1,265	$1,250	$1,109	$1,383	25%	-	$2,688	$2,492	(7%)
Non-interest revenue	2,876	3,122	2,093	4,717	3,937	(17%)	37%	7,500	8,654	15%
Total Markets revenues	$4,255	$4,387	$3,343	$5,826	$5,320	(9%)	25%	$10,188	$11,146	9%

Fixed income markets	$3,111	$3,040	$2,425	$4,299	$4,084	(5%)	31%	$7,457	$8,383	12%
Equity markets	1,144	1,347	918	1,527	1,236	(19%)	8%	2,731	2,763	1%
Total	$4,255	$4,387	$3,343	$5,826	$5,320	(9%)	25%	$10,188	$11,146	9%
Rates and currencies	$1,978	$2,112	$1,721	$3,231	$3,277	1%	66%	$5,002	$6,508	30%
Spread products / other fixed income	1,133	928	704	1,068	807	(24%)	(29%)	2,455	1,875	(24%)
Total fixed income markets revenues	$3,111	$3,040	$2,425	$4,299	$4,084	(5%)	31%	$7,457	$8,383	12%

Banking
Net interest income	$741	$860	$836	$768	$810	5%	9%	$1,548	$1,578	2%
Non-interest revenue	1,413	1,603	1,471	1,118	1,266	13%	(10%)	3,061	2,384	(22%)
Total Banking revenues, including gain/(loss) on loan hedges	$2,154	$2,463	$2,307	$1,886	$2,076	10%	(4%)	$4,609	$3,962	(14%)
Investment banking
Advisory	$405	$539	$571	$347	$357	3%	(12%)	$686	$704	3%
Equity underwriting	484	468	462	185	177	(4%)	(63%)	1,319	362	(73%)
Debt underwriting	614	770	520	496	271	(45%)	(56%)	1,296	767	(41%)
Total investment banking	1,503	1,777	1,553	1,028	805	(22%)	(46%)	3,301	1,833	(44%)
Corporate lending - excluding gain/(loss) on loan hedges(1)	688	732	733	689	777	13%	13%	1,423	1,466	3%
Total Banking revenues (ex-gain/(loss) on loan hedges)(1)	$2,191	$2,509	$2,286	$1,717	$1,582	(8%)	(28%)	$4,724	$3,299	(30%)
Gain/(loss) on loan hedges(1)	(37)	(46)	21	169	494	NM	NM	(115)	663	NM
Total Banking revenues including gain/(loss) on loan hedges(1)	$2,154	$2,463	$2,307	$1,886	$2,076	10%	(4%)	$4,609	$3,962	(14%)

Total ICG revenues, net of interest expense	$9,549	$9,991	$8,908	$11,160	$11,419	2%	20%	$20,937	$22,579	8%
Taxable-equivalent adjustments(2)	181	105	159	100	116	16%	(36%)	295	216	(27%)
Total ICG revenues - including taxable-equivalent adjustments(2)	$9,730	$10,096	$9,067	$11,260	$11,535	2%	19%	$21,232	$22,795	7%

(1)	Credit derivatives are used to economically hedge a portion of the corporate loan portfolio that includes both accrual loans and loans at fair value. Gain/(loss) on loan hedges includes the mark-to-market on the credit derivatives partially offset by the mark-to-market on the loans in the portfolio that are at fair value. Hedges on accrual loans reflect the mark-to-market on credit derivatives used to economically hedge the corporate loan accrual portfolio. The fixed premium costs of these hedges are netted against the corporate lending revenues to reflect the cost of credit protection. Citigroup’s results of operations excluding the impact of gain/(loss) on loan hedges are non-GAAP financial measures.
(2)	Primarily relates to income tax credits related to affordable housing and alternative energy investments as well as tax exempt income from municipal bond investments.

NM Not meaningful.

Reclassified to conform to the current period’s presentation.

PERSONAL BANKING AND WEALTH MANAGEMENT

(In millions of dollars, except as otherwise noted)

						2Q22 Increase/				Six	Six	YTD 2022 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from				Months	Months	YTD 2021 Increase/
	2021	2021	2021	2022	2022	1Q22		2Q21		2021	2022	(Decrease)

Net interest income	$4,985	$5,174	$5,322	$5,385	$5,569	3%		12%		$10,150	$10,954	8%
Non-interest revenue	713	678	463	520	460	(12%)		(35%)		1,540	980	(36%)
Total revenues, net of interest expense	5,698	5,852	5,785	5,905	6,029	2%		6%		11,690	11,934	2%
Total operating expenses	3,547	3,624	4,017	3,889	3,985	2%		12%		6,969	7,874	13%
Net credit losses on loans	862	641	568	691	699	1%		(19%)		1,852	1,390	(25%)
Credit reserve build / (release) for loans	(1,040)	(836)	(866)	(1,062)	638	NM		NM		(2,582)	(424)	84%
Provision for credit losses on unfunded lending commitments	5	(7)	(3)	(2)	13	NM		NM		(6)	11	NM
Provisions for benefits and claims, and other assets	3	1	5	(3)	5	NM		67%		9	2	(78%)
Provisions for credit losses and for benefits and claims (PBC)	(170)	(201)	(296)	(376)	1,355	NM		NM		(727)	979	NM
Income (loss) from continuing operations before taxes	2,321	2,429	2,064	2,392	689	(71%)		(70%)		5,448	3,081	(43%)
Income taxes (benefits)	516	533	451	532	136	(74%)		(74%)		1,223	668	(45%)
Income (loss) from continuing operations	1,805	1,896	1,613	1,860	553	(70%)		(69%)		4,225	2,413	(43%)
Noncontrolling interests	-	-	-	-	-	-		-		-	-	-
Net income (loss)	$1,805	$1,896	$1,613	$1,860	$553	(70%)		(69%)		$4,225	$2,413	(43%)
EOP assets (in billions)	$452	$477	$464	$476	$479	1%		6%
Average assets (in billions)	458	474	476	474	474	-		3%		458	474	3%
Efficiency ratio	62%	62%	69%	66%	66%	-	bps	400	bps	60%	66%	600	bps

Revenue by reporting unit and component
Branded cards	$1,968	$2,045	$2,073	$2,090	$2,168	4%		10%		$4,072	$4,258	5%
Retail services	1,210	1,277	1,290	1,299	1,300	-		7%		2,515	2,599	3%
Retail banking	618	629	624	595	656	10%		6%		1,253	1,251	-
U.S. Personal Banking	3,796	3,951	3,987	3,984	4,124	4%		9%		7,840	8,108	3%
Private bank	747	722	688	779	745	(4%)		-		1,533	1,524	(1%)
Wealth at Work	171	172	177	183	170	(7%)		(1%)		342	353	3%
Citigold	984	1,007	933	959	990	3%		1%		1,975	1,949	(1%)
Global Wealth Management	1,902	1,901	1,798	1,921	1,905	(1%)		-		3,850	3,826	(1%)
Total	$5,698	$5,852	$5,785	$5,905	$6,029	2%		6%		$11,690	$11,934	2%

Average loans by reporting unit (in billions)
U.S. Personal Banking	$157	$158	$162	$161	$167	4%		6%		$158	$164	4%
Global Wealth Management	147	151	150	151	150	(1%)		2%		146	151	3%
Total	$304	$309	$312	$312	$317	2%		4%		$304	$315	4%

Average deposits by reporting unit (in billions)
U.S. Personal Banking	$113	$114	$114	$118	$116	(2%)		3%		$111	$117	5%
Global Wealth Management	297	310	323	329	319	(3%)		7%		293	324	11%
Total	$410	$424	$437	$447	$435	(3%)		6%		$404	$441	9%

NM Not meaningful.

Reclassified to conform to the current period's presentation.

PERSONAL BANKING AND WEALTH MANAGEMENT

Metrics

						2Q22 Increase/
	2Q	3Q	4Q	1Q	2Q	(Decrease) from
	2021	2021	2021	2022	2022	1Q22	2Q21

U.S. Personal Banking Key Indicators (in billions of dollars, except as otherwise noted)

New account acquisitions (in thousands)
Branded cards	907	995	1,069	991	1,069	8%	18%
Retail services	2,792	2,526	3,126	2,178	2,634	21%	(6%)
Credit card spend volume
Branded cards	$103.5	$106.0	$115.2	$106.8	$121.8	14%	18%
Retail services	23.6	22.7	27.1	21.4	26.1	22%	11%
Average loans(1)
Branded cards	$79.4	$81.9	$84.5	$84.0	$87.9	5%	11%
Retail services	42.3	42.4	43.8	44.2	44.8	1%	6%
EOP loans(1)
Branded cards	$82.1	$82.8	$87.9	$85.9	$91.6	7%	12%
Retail services	42.7	42.7	46.0	44.1	45.8	4%	7%
NII as a % of average loans(2)
Branded cards	8.90%	9.00%	8.93%	9.16%	8.86%
Retail services	15.70%	16.54%	16.55%	16.93%	17.32%
NCLs as a % of average loans
Branded cards	2.36%	1.73%	1.33%	1.46%	1.50%
Retail services	3.09%	2.23%	2.10%	2.31%	2.60%
Loans 90+ days past due as a % of EOP loans
Branded cards	0.56%	0.44%	0.44%	0.47%	0.46%
Retail services	1.08%	0.99%	1.05%	1.15%	1.16%
Loans 30-89 days past due as a % of EOP loans
Branded cards	0.43%	0.45%	0.46%	0.49%	0.47%
Retail services	0.97%	1.10%	1.17%	1.27%	1.27%

Average deposits	$113	$114	$114	$118	$116	(2%)	3%
Branches (actual)	659	658	658	658	658	-	-
Mortgage originations	$4.1	$3.4	$3.4	$3.1	$4.1	32%	-

Global Wealth Management Key Indicators (in billions of dollars)
Client assets	$790	$789	$814	$788	$730	(7%)	(8%)
Average loans	147	151	150	151	150	(1%)	2%
Average deposits	297	310	323	329	319	(3%)	7%
U.S. mortgage originations	5.0	3.8	3.5	3.7	5.3	43%	6%

(1)	Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.
(2)	Net interest income includes certain fees that are recorded as interest revenue.

Reclassified to conform to the current period’s presentation.

LEGACY FRANCHISES(1)
(In millions of dollars, except as otherwise noted)

						2Q22 Increase/		Six	Six	YTD 2022 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2021 Increase/
	2021	2021	2021	2022	2022	1Q22	2Q21	2021	2022	(Decrease)

Net interest income	$1,621	$1,532	$1,534	$1,508	$1,474	(2%)	(9%)	$3,184	$2,982	(6%)
Non-interest revenue(2)	658	4	659	423	461	9%	(30%)	1,338	884	(34%)
Total revenues, net of interest expense	2,279	1,536	2,193	1,931	1,935	-	(15%)	4,522	3,866	(15%)
Total operating expenses(3)	1,788	1,748	2,971	2,293	1,814	(21%)	1%	3,540	4,107	16%
Net credit losses on loans	390	289	216	151	133	(12%)	(66%)	973	284	(71%)
Credit reserve build / (release) for loans	(594)	(327)	(118)	(146)	(28)	81%	95%	(1,176)	(174)	85%
Provision for credit losses on unfunded lending commitments	(8)	7	(9)	124	(3)	NM	63%	(17)	121	NM
Provisions for benefits and claims, HTM debt securities and other assets	8	17	23	31	19	(39%)	NM	60	50	(17%)
Provisions for credit losses and for benefits and claims (PBC)	(204)	(14)	112	160	121	(24%)	NM	(160)	281	NM
Income from continuing operations before taxes	695	(198)	(890)	(522)	-	100%	(100%)	1,142	(522)	NM
Income taxes (benefits)	203	3	(270)	(137)	15	NM	(93%)	330	(122)	NM
Income (loss) from continuing operations	492	(201)	(620)	(385)	(15)	96%	NM	812	(400)	NM
Noncontrolling interests	(2)	(1)	(4)	(2)	2	NM	NM	(5)	-	100%
Net income (loss)	$494	$(200)	$(616)	$(383)	$(17)	96%	NM	$817	$(400)	NM
EOP assets (in billions)	$131	$124	$125	$122	$108	(11%)	(18%)
Average assets (in billions)	128	126	123	124	115	(7%)	(10%)	129	120	(7%)
Efficiency ratio	78%	114%	135%	119%	94%			78%	106%

Revenue by reporting unit and component
Asia Consumer	$1,052	$330	$948	$787	$880	12%	(16%)	$2,127	$1,667	(22%)
Mexico Consumer/SBMM	1,184	1,162	1,168	1,139	1,184	4%	-	2,321	2,323	-
Legacy Holdings Assets	43	44	77	5	(129)	NM	NM	74	(124)	NM
Total	$2,279	$1,536	$2,193	$1,931	$1,935	-	(15%)	$4,522	$3,866	(15%)

Asia Consumer - Key Indicators (in billions of dollars)
EOP loans	$53.5	$42.9	$41.1	$19.5	$17.3	(11%)	(68%)
EOP deposits	54.0	46.6	43.3	17.5	17.2	(2%)	(68%)
Average loans	54.2	46.4	42.3	23.1	18.2	(21%)	(66%)	$54.6	$20.7	(62%)
Net credit losses on loans as a % of average loans	1.13%	1.10%	0.96%	0.79%	0.77%			1.40%	0.78%
Loans 90+ days past due as a % of EOP loans	0.65%	0.60%	0.51%	0.28%	0.29%
Loans 30-89 days past due as a % of EOP loans	0.87%	0.80%	0.69%	0.32%	0.40%

Mexico Consumer/SBMM - Key Indicators (in billions of dollars)
EOP loans	$20.0	$19.4	$20.0	$20.7	$20.6	-	3%
EOP deposits	33.0	31.4	32.7	33.9	35.5	5%	8%
Average loans	20.2	19.6	19.4	19.6	20.5	5%	1%	$20.4	$20.1	(1%)
Net credit losses on loans as a % of average loans	5.14%	3.70%	2.72%	2.55%	2.15%			6.27%	2.34%
Loans 90+ days past due as a % of EOP loans (Mexico Consumer only)	1.84%	1.52%	1.38%	1.32%	1.29%
Loans 30-89 days past due as a % of EOP loans (Mexico Consumer only)	1.60%	1.46%	1.30%	1.30%	1.18%

Legacy Holdings Assets - Key Indicators (in billions of dollars)
EOP loans	$5.0	$4.2	$3.9	$3.7	$3.2	(14%)	(36%)

(1)

Legacy Franchises consists of the consumer franchises in 13 markets across Asia and EMEA that Citi intends to exit (Asia Consumer), the consumer, small business & middle-market banking (Mexico SBMM) operations in Mexico (collectively Mexico Consumer/SBMM); and Legacy Holdings Assets (primarily North America consumer mortgage loans and other legacy assets).

(2)	See footnote 2 on page 1.
(3)	See footnote 3 on page 1.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

CORPORATE / OTHER(1)

(In millions of dollars, except as otherwise noted)

						2Q22 Increase/		Six	Six	YTD 2022 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2021 Increase/
	2021	2021	2021	2022	2022	1Q22	2Q21	2021	2022	(Decrease)

Net interest income	$112	$247	$195	$194	$401	NM	NM	$157	$595	NM
Non-interest revenue	115	(179)	(64)	(4)	(146)	NM	NM	114	(150)	NM
Total revenues, net of interest expense	227	68	131	190	255	34%	12%	271	445	64%
Total operating expenses	307	442	319	260	160	(38%)	(48%)	614	420	(32%)
Provisions for HTM debt securities and other assets	2	(1)	—	—	—	—	(100%)	(1)	—	100%
Income (loss) from continuing operations before taxes	(82)	(373)	(188)	(70)	95	NM	NM	(342)	25	NM
Income taxes (benefits)	(545)	(232)	(44)	(262)	(178)	32%	67%	(612)	(440)	28%
Income (loss) from continuing operations	463	(141)	(144)	192	273	42%	(41%)	270	465	72%
Income (loss) from discontinued operations, net of taxes(2)	10	(1)	—	(2)	(221)	NM	NM	8	(223)	NM
Noncontrolling interests	—	1	—	1	2	100%	NM	(1)	3	NM
Net income (loss)	$473	$(143)	$(144)	$189	$50	(74%)	(89%)	$279	$239	(14%)
EOP assets (in billions)	$91	$91	$89	$92	$94	2%	3%

(1)	Includes certain unallocated costs of global staff functions (including finance, risk, human resources, legal and compliance), other corporate expenses and unallocated global operations and technology expenses and income taxes, as well as Corporate Treasury and discontinued operations.
(2)	See footnote 5 on page 1.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

AVERAGE BALANCES AND INTEREST RATES (1)(2)(3)(4)(5)

Taxable Equivalent Basis

	Average Volumes			Interest			% Average Rate (4)
	Second	First	Second	Second	First	Second	Second		First		Second
	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter		Quarter		Quarter
In millions of dollars, except as otherwise noted	2021	2022	2022(5)	2021	2022	2022(5)	2021		2022		2022(5)
Assets
Deposits with banks	$296,445	$260,536	$227,377	$126	$296	$658	0.17%		0.46%		1.16%
Securities borrowed and purchased under resale agreements(6)	319,821	343,636	349,520	205	394	805	0.26%		0.46%		0.92%
Trading account assets(7)	302,141	270,460	275,937	1,472	1,148	1,662	1.95%		1.72%		2.42%
Investments	484,238	518,820	519,582	1,844	2,067	2,387	1.53%		1.62%		1.84%

Consumer loans	377,131	352,230	352,531	6,521	6,262	6,601	6.94%		7.21%		7.51%
Corporate loans	293,149	296,346	304,956	2,235	2,477	2,917	3.06%		3.39%		3.84%
Total loans (net of unearned income)(8)	670,280	648,576	657,487	8,756	8,739	9,518	5.24%		5.46%		5.81%
Other interest-earning assets	69,691	119,815	121,629	111	549	644	0.64%		1.86%		2.12%
Total average interest-earning assets	$2,142,616	$2,161,843	$2,151,532	$12,514	$13,193	$15,674	2.34%		2.47%		2.92%

Liabilities
Deposits(9)	1,075,130	1,080,105	1,068,002	677	871	1,420	0.25%		0.33%		0.53%
Securities loaned and sold under repurchase agreements(6)	236,639	210,101	208,399	260	282	655	0.44%		0.54%		1.26%
Trading account liabilities(7)	122,138	114,313	124,810	150	147	137	0.49%		0.52%		0.44%
Short-term borrowings and other interest-bearing liabilities	93,682	138,861	154,239	31	55	268	0.13%		0.16%		0.70%
Long-term debt(10)	195,364	170,927	168,724	867	925	1,186	1.78%		2.19%		2.82%
Total average interest-bearing liabilities	$1,722,953	$1,714,307	$1,724,174	$1,985	$2,280	$3,666	0.46%		0.54%		0.85%

Net interest income as a % of average interest-earning assets (NIM)(9)				$10,529	$10,913	$12,008	1.97%		2.05%		2.24%

2Q22 increase (decrease) from:							27	bps	19	bps

(1)Interest revenue and Net interest income include the taxable equivalent adjustments (based on the U.S. federal statutory tax rate of 21%) of $51 million for 2Q21, $42 million for 1Q22 and $44 million for 2Q22.
(2)Citigroup average balances and interest rates include both domestic and international operations.
(3)Monthly averages have been used by certain subsidiaries where daily averages are unavailable.
(4)Average rate percentage is calculated as annualized interest over average volumes.
(5)Second quarter of 2022 is preliminary.
(6)	Average volumes of securities borrowed or purchased under agreements to resell and securities loaned or sold under agreements to repurchase are reported net pursuant to FIN 41; the related interest excludes the impact of ASU 2013-01 (Topic 210).
(7)Interest expense on trading account liabilities of ICG is reported as a reduction of interest revenue. Interest revenue and interest expense on cash collateral positions are reported in trading account assets and trading account liabilities, respectively.
(8)Nonperforming loans are included in the average loan balances.
(9)See footnote 1 on page 1.
(10)Excludes hybrid financial instruments with changes in fair value recorded in Principal transactions revenue.

Reclassified to conform to the current period's presentation.

EOP LOANS(1)(2)

(In billions of dollars)

						2Q22 Increase/
	2Q	3Q	4Q	1Q	2Q	(Decrease) from
	2021	2021	2021	2022	2022	1Q22	2Q21

Corporate loans - by region
North America	$127.6	$127.7	$126.7	$129.2	$129.9	1%	2%
EMEA	77.6	77.4	75.7	81.2	76.8	(5%)	(1%)
Latin America	32.6	31.6	32.2	35.9	36.2	1%	11%
Asia	58.2	58.8	56.6	63.0	58.8	(7%)	1%
Total corporate loans	$296.0	$295.5	$291.2	$309.3	$301.7	(2%)	2%

Corporate loans - by reporting unit
Services	$77.5	$79.8	$75.2	$86.7	$86.1	(1%)	11%
Markets	17.3	17.5	15.1	14.6	12.6	(14%)	(27%)
Banking	194.7	191.8	194.2	200.9	195.9	(2%)	1%
Legacy Franchises - Mexico SBMM	6.5	6.4	6.7	7.1	7.1	-	9%
Total corporate loans	$296.0	$295.5	$291.2	$309.3	$301.7	(2%)	2%

Personal Banking and Wealth Management
Branded cards	$82.1	$82.8	$87.9	$85.9	$91.6	7%	12%
Retail services	42.7	42.7	46.0	44.1	45.8	4%	7%
Retail banking	34.3	33.4	33.0	33.3	35.4	6%	3%
U.S. Personal Banking	$159.1	$158.9	$166.9	$163.3	$172.8	6%	9%
Global Wealth Management	149.7	150.3	151.3	150.2	148.8	(1%)	(1%)
Total	$308.8	$309.2	$318.2	$313.5	$321.6	3%	4%

Legacy Franchises - Consumer
Asia Consumer(3)	$53.5	$42.9	$41.1	$19.5	$17.3	(11%)	(68%)
Mexico Consumer	13.5	13.0	13.3	13.6	13.5	(1%)	-
Legacy Holdings Assets	5.0	4.2	3.9	3.7	3.2	(14%)	(36%)
Total	$72.0	$60.1	$58.3	$36.8	$34.0	(8%)	(53%)

Total consumer loans	$380.8	$369.3	$376.5	$350.3	$355.6	2%	(7%)

Total loans	$676.8	$664.8	$667.8	$659.7	$657.3	-	(3%)

(1)	Corporate loans include loans managed by ICG and Legacy Franchises-Mexico SBMM.
(2)	Consumer loans include loans managed by PBWM and Legacy Franchises (other than Mexico Small Business & Middle-Market Banking (Mexico SBMM) loans).
(3)	Asia Consumer includes loans of certain EMEA countries for all periods presented.

Reclassified to conform to the current period's presentation.

DEPOSITS

(In billions of dollars)

						2Q22 Increase/
	2Q	3Q	4Q	1Q	2Q	(Decrease) from
	2021	2021	2021	2022	2022	1Q22	2Q21
ICG by region
North America	$379.1	$408.0	$382.8	$390.5	$404.3	4%	7%
EMEA	204.3	200.3	193.1	208.6	210.7	1%	3%
Latin America	36.7	38.8	37.7	38.9	37.7	(3%)	3%
Asia	178.4	185.5	175.8	187.5	176.0	(6%)	(1%)
Total	$798.5	$832.6	$789.4	$825.5	$828.7	-	4%

ICG by reporting unit
Treasury and trade solutions	$634.9	$667.8	$627.9	$657.5	$663.5	1%	5%
Securities services	135.2	136.7	133.8	138.7	136.3	(2%)	1%
Services	$770.1	$804.5	$761.7	$796.2	$799.8	-	4%
Markets	26.5	26.7	26.4	27.8	27.7	-	5%
Banking	1.9	1.4	1.3	1.5	1.2	(20%)	(37%)
Total	$798.5	$832.6	$789.4	$825.5	$828.7	-	4%

Personal Banking and Wealth Management
U.S. Personal Banking	$113.1	$113.5	$116.8	$119.5	$115.7	(3%)	2%
Global Wealth Management	303.9	316.5	329.2	332.1	311.9	(6%)	3%
Total	$417.0	$430.0	$446.0	$451.6	$427.6	(5%)	3%

Legacy Franchises
Asia Consumer(1)	$54.0	$46.6	$43.3	$17.5	$17.2	(2%)	(68%)
Mexico Consumer/SBMM	33.0	31.4	32.7	33.9	35.5	5%	8%
Legacy Holdings Assets	-	-	-	-	-	-	-
Total	$87.0	$78.0	$76.0	$51.4	$52.7	3%	(39%)

Corporate/Other	7.8	6.9	5.8	5.2	12.8	NM	64%

Total deposits - EOP	$1,310.3	$1,347.5	$1,317.2	$1,333.7	$1,321.8	(1%)	1%

Total deposits - average	$1,321.3	$1,343.0	$1,370.3	$1,334.3	$1,322.5	(1%)	-

(1)	Asia Consumer includes deposits of certain EMEA countries for all periods presented.

Reclassified to conform to the current period’s presentation.

ALLOWANCE FOR CREDIT LOSSES (ACL) ROLLFORWARD

(In millions of dollars, except for ratios)

														ACLL/EOP
	Balance	Builds / (releases)					FY 2021	Balance	Builds / (releases)			YTD 2022	Balance	Loans
	12/31/20	1Q21	2Q21	3Q21	4Q21	FY 2021	FX/Other	12/31/21	1Q22	2Q22	YTD 2022	FX/Other	6/30/22	6/30/22
Allowance for credit losses on loans (ACLL)
ICG	$4,356	$(1,103)	$(812)	$14	$(192)	$(2,093)	$(22)	$2,241	$596	$(76)	$520	$30	$2,791
Legacy Franchises corporate (Mexico SBMM)	420	(124)	(51)	(61)	(1)	(237)	(9)	174	5	(3)	2	2	178
Total corporate ACLL	$4,776	$(1,227)	$(863)	$(47)	$(193)	$(2,330)	$(31)	$2,415	$601	$(79)	$522	$32	$2,969	1.00%
U.S. Cards	$14,665	$(1,301)	$(840)	$(763)	$(921)	$(3,825)	$-	$10,840	$(1,009)	$447	$(562)	$-	$10,278	7.48%
Retail banking and Global Wealth Management	1,643	(241)	(200)	(73)	55	(459)	(3)	1,181	(53)	191	138	(6)	1,313
Total PBWM	$16,308	$(1,542)	$(1,040)	$(836)	$(866)	$(4,284)	$(3)	$12,021	$(1,062)	$638	$(424)	$(6)	$11,591
Legacy Franchises consumer	3,872	(458)	(543)	(266)	(117)	(1,384)	(469)	2,019	(151)	(25)	(176)	(451)	1,392
Total consumer ACLL	$20,180	$(2,000)	$(1,583)	$(1,102)	$(983)	$(5,668)	$(472)	$14,040	$(1,213)	$613	$(600)	$(457)	$12,983	3.65%
Total ACLL	$24,956	$(3,227)	$(2,446)	$(1,149)	$(1,176)	$(7,998)	$(503)	$16,455	$(612)	$534	$(78)	$(425)	$15,952	2.44%
Allowance for credit losses on unfunded lending commitments (ACLUC)	2,655	(626)	44	(13)	(193)	(788)	4	1,871	474	(159)	315	7	2,193
Total ACLL and ACLUC (EOP)	27,611							18,326					18,145
Other(1)	146	1	1	(13)	11	-	2	148	(6)	27	21	10	179
Total allowance for credit losses (ACL)	$27,757	$(3,852)	$(2,401)	$(1,175)	$(1,358)	$(8,786)	$(497)	$18,474	$(144)	$402	$258	$(408)	$18,324

(1)	Includes ACL on HTM securities and Other assets.

Reclassified to conform to the current period’s presentation.

ALLOWANCE FOR CREDIT LOSSES ON LOANS AND UNFUNDED LENDING COMMITMENTS

(In millions of dollars)

						2Q22 Increase/		Six	Six	YTD 2022 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2021 Increase/
	2021	2021	2021	2022	2022	1Q22	2Q21	2021	2022	(Decrease)
Total Citigroup
Allowance for credit losses on loans (ACLL) at beginning of period	$21,638	$19,238	$17,715	$16,455	$15,393	(6%)	(29%)	$24,956	$16,455
Gross credit (losses) on loans	(1,844)	(1,389)	(1,279)	(1,240)	(1,212)	2%	34%	(4,052)	(2,452)	39%
Gross recoveries on loans	524	428	413	368	362	(2%)	(31%)	984	730	(26%)
Net credit (losses) / recoveries on loans (NCLs)	(1,320)	(961)	(866)	(872)	(850)	(3%)	(36%)	(3,068)	(1,722)	(44%)
Replenishment of NCLs	1,320	961	866	872	850	(3%)	(36%)	3,068	1,722	(44%)
Net reserve builds / (releases) for loans	(2,446)	(1,149)	(1,176)	(612)	534	NM	NM	(5,673)	(78)	99%
Provision for credit losses on loans (PCLL)	(1,126)	(188)	(310)	260	1,384	NM	NM	(2,605)	1,644	NM
Other, net(1)(2)(3)(4)(5)(6)	46	(374)	(84)	(450)	25	NM	(46%)	(45)	(425)
ACLL at end of period (a)	$19,238	$17,715	$16,455	$15,393	$15,952	4%	(17%)	$19,238	$15,952

Allowance for credit losses on unfunded lending commitments (ACLUC)(7) (a)	$2,073	$2,063	$1,871	$2,343	$2,193	(6%)	6%	$2,073	$2,193

Provision (release) for credit losses on unfunded lending commitments	$44	$(13)	$(193)	$474	$(159)	NM	NM	$(582)	$315

Total allowance for credit losses on loans, leases and unfunded lending commitments [sum of (a)]	$21,311	$19,778	$18,326	$17,736	$18,145	2%	(15%)	$21,311	$18,145

Total ACLL as a percentage of total loans(8)	2.88%	2.69%	2.49%	2.35%	2.44%

Consumer
ACLL at beginning of period	$18,096	$16,566	$15,105	$14,040	$12,368	(12%)	(32%)	$20,180	$14,040

NCLs	(1,243)	(922)	(781)	(841)	(827)	(2%)	(33%)	(2,806)	(1,668)	(41%)
Replenishment of NCLs	1,243	922	781	841	827	(2%)	(33%)	2,806	1,668	(41%)
Net reserve builds/ (releases) for loans	(1,583)	(1,102)	(983)	(1,213)	613	NM	NM	(3,583)	(600)	83%
Provision for credit losses on loans (PCLL)	(340)	(180)	(202)	(372)	1,440	NM	NM	(777)	1,068	NM
Other, net(1)(2)(3)(4)(5)(6)	53	(359)	(82)	(459)	2	100%	(96%)	(31)	(457)	NM
ACLL at end of period (b)	$16,566	$15,105	$14,040	$12,368	$12,983	5%	(22%)	$16,566	$12,983

Consumer ACLUC(7) (b)	$44	$35	$29	$139	$165	19%	NM	$44	$165

Provision (release) for credit losses on unfunded lending commitments	$1	$(9)	$(5)	$109	$19	(83%)	NM	$(14)	$127

Total allowance for credit losses on loans, leases and unfunded lending commitments [sum of (b)]	$16,610	$15,140	$14,069	$12,507	$13,148	5%	(21%)	$16,610	$13,148

Consumer ACLL as a percentage of total consumer loans	4.35%	4.09%	3.73%	3.53%	3.65%

Corporate
ACLL at beginning of period	$3,542	$2,672	$2,610	$2,415	$3,025	25%	(15%)	$4,776	$2,415

NCLs	(77)	(39)	(85)	(31)	(23)	(26%)	(70%)	(262)	(54)	(79%)
Replenishment of NCLs	77	39	85	31	23	(26%)	(70%)	262	54	(79%)
Net reserve builds / (releases) for loans	(863)	(47)	(193)	601	(79)	NM	91%	(2,090)	522	NM
Provision for credit losses on loans (PCLL)	(786)	(8)	(108)	632	(56)	NM	93%	(1,828)	576	NM
Other, net(1)	(7)	(15)	(2)	9	23	NM	NM	(14)	32
ACLL at end of period (c)	$2,672	$2,610	$2,415	$3,025	$2,969	(2%)	11%	$2,672	$2,969

Corporate ACLUC(7) (c)	$2,029	$2,028	$1,842	$2,204	$2,028	(8%)	-	$2,029	$2,028

Provision (release) for credit losses on unfunded lending commitments	$43	$(4)	$(188)	$365	$(178)	NM	NM	$(568)	$188

Total allowance for credit losses on loans, leases and unfunded lending commitments [sum of (c)]	$4,701	$4,638	$4,257	$5,229	$4,997	(4%)	6%	$4,701	$4,997

Corporate ACLL as a percentage of total corporate loans(7)	0.93%	0.91%	0.85%	1.00%	1.00%

Footnotes to this table are on the following page (page 16).

ALLOWANCE FOR CREDIT LOSSES ON LOANS AND UNFUNDED LENDING COMMITMENTS

The following footnotes relate to the table on the preceding page (page 15):

(1)	Includes all adjustments to the allowance for credit losses, such as changes in the allowance from acquisitions, dispositions, securitizations, foreign currency translation (FX translation), purchase accounting adjustments, etc.
(2)	2Q21 consumer includes an increase of approximately $53 million related to FX translation.
(3)	3Q21 includes an approximate $280 million reclass related to the announced sale of Citi's consumer banking operations in Australia. The ACLL was reclassified to Other assets during 3Q21. 3Q21 consumer also includes a decrease of approximately $80 million related to FX translation.
(4)	4Q21 includes an approximate $90 million reclass related to the announced sale of Citi's consumer banking operations in the Philippines. The ACLL was reclassified to Other assets during 4Q21. 4Q21 consumer also includes a decrease of approximately $6 million related to FX translation.
(5)	1Q22 includes an approximate $350 million reclass related to the announced sales of Citi's consumer banking businesses in Thailand, India, Malaysia, Taiwan, Indonesia, Bahrain, and Vietnam. The ACLL was reclassified to Other assets during 1Q22. 1Q22 consumer also includes a decrease of approximately $100 million related to FX translation.
(6)	2Q22 primarily relates to FX translation.
(7)	Represents additional credit reserves recorded as other liabilities on the Consolidated Balance Sheet.
(8)	June 30, 2021, September 30, 2021, December 31, 2021, March 31, 2022 and June 30, 2022 exclude $7.7 billion, $7.2 billion, $6.1 billion, $5.7 billion, and $4.5 billion respectively, of loans that are carried at fair value.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

NON-ACCRUAL ASSETS

(In millions of dollars)

						2Q22 Increase/
	2Q	3Q	4Q	1Q	2Q	(Decrease) from
	2021	2021	2021	2022	2022	1Q22	2Q21

Corporate non-accrual loans by region(1)
North America	$895	$923	$510	$462	$304	(34%)	(66%)
EMEA	447	407	367	688	712	3%	59%
Latin America	767	679	568	631	563	(11%)	(27%)
Asia	141	110	108	85	76	(11%)	(46%)
Total	$2,250	$2,119	$1,553	$1,866	$1,655	(11%)	(26%)

Corporate non-accrual loans(1)
Banking	$1,852	$1,739	$1,239	$1,323	$1,015	(23%)	(45%)
Services	81	74	70	297	353	19%	NM
Markets	12	13	12	13	11	(15%)	(8%)
Mexico SBMM	305	293	232	233	276	18%	(10%)
Total	$2,250	$2,119	$1,553	$1,866	$1,655	(11%)	(26%)

Consumer non-accrual loans(1)
Personal Banking and Global Wealth Management	$711	$637	$680	$586	$536	(9%)	(25%)
Asia Consumer(2)	303	259	209	38	34	(11%)	(89%)
Mexico Consumer	612	549	524	512	493	(4%)	(19%)
Legacy Holdings Assets-Consumer	506	425	413	381	317	(17%)	(37%)
Total	$2,132	$1,870	$1,826	$1,517	$1,380	(9%)	(35%)

Total non-accrual loans (NAL)	$4,382	$3,989	$3,379	$3,383	$3,035	(10%)	(31%)

Other real estate owned (OREO)(3)	$33	$21	$27	$26	$13	(50%)	(61%)

NAL as a percentage of total loans	0.65%	0.60%	0.51%	0.51%	0.46%

ACLL as a percentage of NAL	439%	444%	487%	455%	526%

(1)	Corporate loans are placed on non-accrual status based upon a review by Citigroup's risk officers. Corporate non-accrual loans may still be current on interest payments. With limited exceptions, the following practices are applied for consumer loans: consumer loans, excluding credit cards and mortgages, are placed on non-accrual status at 90 days past due, and are charged off at 120 days past due; residential mortgage loans are placed on non-accrual status at 90 days past due and written down to net realizable value at 180 days past due. Consistent with industry conventions, Citigroup generally accrues interest on credit card loans until such loans are charged off, which typically occurs at 180 days contractual delinquency. As such, the non-accrual loan disclosures do not include credit card loans. The balances above represent non-accrual loans within Consumer Loans and Corporate Loans on the Consolidated Balance Sheet.
(2)	Asia Consumer includes balances for certain EMEA countries for all periods presented.
(3)	Represents the carrying value of all property acquired by foreclosure or other legal proceedings when Citigroup has taken possession of the collateral. Also includes former premises and property for use that is no longer contemplated.

NM   Not meaningful.

Reclassified to conform to the current period's presentation.

CITIGROUP

CET1 CAPITAL AND SUPPLEMENTARY LEVERAGE RATIOS, TANGIBLE COMMON EQUITY, BOOK VALUE PER

SHARE AND TANGIBLE BOOK VALUE PER SHARE

(In millions of dollars or shares, except per share amounts and ratios)

	June 30,	September 30,	December 31,	March 31,	June 30,
Common Equity Tier 1 Capital Ratio and Components (1)	2021	2021(2)	2021(2)	2022(2)	2022(3)

Citigroup common stockholders' equity (4)	$184,289	$183,005	$183,108	$178,845	$180,150
Add: qualifying noncontrolling interests	138	136	143	126	129
Regulatory capital adjustments and deductions:
Add:
CECL transition provision (5)	3,774	3,389	3,028	2,271	2,271
Less:
Accumulated net unrealized gains (losses) on cash flow hedges, net of tax	864	663	101	(1,440)	(2,106)
Cumulative unrealized net gain (loss) related to changes in fair value of financial
liabilities attributable to own creditworthiness, net of tax	(1,258)	(1,317)	(896)	27	2,145
Intangible assets:
Goodwill, net of related deferred tax liabilities (DTLs)(6)	20,999	20,689	20,619	20,120	19,504
Identifiable intangible assets other than mortgage servicing rights
(MSRs), net of related DTLs	3,986	3,899	3,800	3,698	3,599
Defined benefit pension plan net assets; other	2,040	2,068	2,080	2,230	2,038
Deferred tax assets (DTAs) arising from net operating loss, foreign tax credit
and general business credit carry-forwards	11,192	10,897	11,270	11,701	11,757
Excess over 10% / 15% limitations for other DTAs, certain
common stock investments and MSRs(8)	-	-	-	1,157	727
Common Equity Tier 1 Capital (CET1)	$150,378	$149,631	$149,305	$143,749	$144,886
Risk-Weighted Assets (RWA)(5)	$1,277,234	$1,284,316	$1,219,175	$1,263,298	$1,220,000
Common Equity Tier 1 Capital ratio (CET1/RWA)	11.77%	11.65%	12.25%	11.38%	11.9%

Supplementary Leverage Ratio and Components
Common Equity Tier 1 Capital (CET1)(5)	$150,378	$149,631	$149,305	$143,749	$144,886
Additional Tier 1 Capital (AT1)(7)	19,258	19,271	20,263	20,266	20,265
Total Tier 1 Capital (T1C) (CET1 + AT1)	$169,636	$168,902	$169,568	$164,015	$165,151
Total Leverage Exposure (TLE)(5)	$2,903,760	$2,911,050	$2,957,764	$2,939,533	$2,936,894
Supplementary Leverage ratio (T1C/TLE)	5.84%	5.80%	5.73%	5.58%	5.6%

Tangible Common Equity, Book Value and Tangible Book Value Per Share
Common stockholders' equity	$184,164	$182,880	$182,977	$178,714	$180,019
Less:
Goodwill	22,060	21,573	21,299	19,865	19,597
Intangible assets (other than MSRs)	4,268	4,144	4,091	4,002	3,926
Goodwill and identifiable intangible assets (other than MSRs) related to assets HFS	-	257	510	1,384	1,081
Tangible common equity (TCE)	$157,836	$156,906	$157,077	$153,463	$155,415
Common shares outstanding (CSO)	2,026.8	1,984.3	1,984.4	1,941.9	1,936.7
Book value per share (common equity/CSO)	$90.86	$92.16	$92.21	$92.03	$92.95
Tangible book value per share (TCE/CSO)	$77.87	$79.07	$79.16	$79.03	$80.25

(1)See footnote 7 on page 1.

(2)See footnote 5 on page 3.

(3)2Q22 is preliminary.

(4)Excludes issuance costs related to outstanding preferred stock in accordance with Federal Reserve Board regulatory reporting requirements.

(5)See footnote 8 on page 1.

(6)Includes goodwill “embedded” in the valuation of significant common stock investments in unconsolidated financial institutions.

(7)Additional Tier 1 Capital primarily includes qualifying noncumulative perpetual preferred stock and qualifying trust preferred securities.

(8)Assets subject to 10%/15% limitations include MSRs, DTAs arising from temporary differences and significant common stock investments in unconsolidated financial institutions. As of March 31, 2022 and June 30, 2022, the deduction related only to DTAs arising from temporary differences that exceeded the 10% limitation.

Reclassified to conform to the current period's presentation.